Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
May, 1998



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.0375%



Excess Protection Level
   3 Month Average  13.39%
      May, 1998  18.52%
      April, 1998  10.83%
      March, 1998  10.84%


Cash Yield                                              37.15%


Investor Charge Offs                                    10.40%


Base Rate                                               8.24%


Over 35 Day Delinquency                                 5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $41,666,666.63


Seller Participation Amount                            $1,275,934,827.0